                                                                 Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                  SunTx CPI Expansion Fund GP, L.P.

Address:                               5420 LBJ Freeway, Suite 1000
                                       Dallas, TX 75240

Date of Event Requiring Statement:     10/21/19

Name:                                  SunTx Capital Partners L.P.

Address:                               5420 LBJ Freeway, Suite 1000
                                       Dallas, TX 75240

Date of Event Requiring Statement:     10/21/19

Name:                                  SunTx CPI Expansion Fund, L.P.

Address:                               5420 LBJ Freeway, Suite 1000
                                       Dallas, TX 75240

Date of Event Requiring Statement:     10/21/19

Name:                                  SunTx Fulcrum Fund Prime, L.P.

Address:                               5420 LBJ Freeway, Suite 1000
                                       Dallas, TX 75240

Date of Event Requiring Statement:     10/21/19

Name:                                  SunTx Fulcrum Dutch Investors Prime,
                                       L.P.

Address:                               5420 LBJ Freeway, Suite 1000
                                       Dallas, TX 75240

Date of Event Requiring Statement:     10/21/19

Name:                                  Ned N. Fleming, III

Address:                               5420 LBJ Freeway, Suite 1000
                                       Dallas, TX 75240

Date of Event Requiring Statement:     10/21/19

Name:                                  Craig Jennings

Address:                               5420 LBJ Freeway, Suite 1000
                                       Dallas, TX 75240

Date of Event Requiring Statement:     10/21/19

Name:                                  Mark R. Matteson

Address:                               5420 LBJ Freeway, Suite 1000
                                       Dallas, TX 75240

Date of Event Requiring Statement:     10/21/19